EXHIBIT 10.1

SECOND AMENDMENT TO LEASE

This SECOND AMENDMENT TO LEASE AGREEMENT (the “SECOND Amendment”) is made as of this ____ day of February, 2016 by and between Bay Pacific East South Temple, LLC, a Utah Limited Liability Company ("Landlord") and Great Basin Scientific Inc., a Delaware Corporation ("Tenant") with reference to the following facts:

A.	Landlord and Tenant entered into a certain Lease Agreement dated August 11, 2015 and amended with a 1st Amendment dated August 21, 2015 (collectively the “Lease”);

B.	Landlord is the Owner of that certain building located at 420 E. South Temple, Salt Lake City, Utah ("Property");

C.	Landlord and Tenant desire to further amend the Lease by expanding the Premises and extending the Lease Term and other terms and conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Definitions.	Each capitalized term used in this Second Amendment to Lease shall have the same meaning as is ascribed to such capitalized term in the Lease, unless otherwise provided for herein.

2.	Premises.	Effective on April 16, 2016, Tenant shall expand the Premises by leasing from Landlord the following Suites:
Suite 300:                      1,897 RSF
Suite 310:                      1,969 RSF
Suite 311:                      1,644 RSF
Suite 312:                      1,353 RSF
Suite 320:                         763 RSF
Suite 342:                      1,784 RSF
Suite 345:                      7,684 RSF
Suite 420:                      6,088 RSF
Suite 490:                      1,313 RSF
Expansion Area 24,495 RSF
Original Area     13,339 RSF
Total Premises  35,540 RSF (Total Area Minus Suite 550 – 2,294 RSF)

The usable square footage of the Premises may increase based on Tenant’s plan to absorb the common corridor which wraps around the core on the 3rd floor. Landlord and Tenant agree that once this area is determined and a new rentable square footage is established, the parties will document the revised square footage in an amendment to the lease. (See Exhibits A, A-1 and A-2)

3.	Lease Term for Expansion Premises.	Effective on April 16, 2016, the Lease Term for the Premises shall be extended through August 31, 2021.

4.
Commencement.  Effective on April 16, 2016, except for suite 300. The Commencement for suite 300 shall be when the space is ready for occupancy but no later than 60 days after existing tenant has moved out of the space. The exact date for the commencement of suite 300 shall be memorialized in a lease amendment. Landlord agrees to deliver suite 300 to Tenant on or before June 30, 2016.  If Landlord cannot deliver suite 300 by June 30, 2016, Landlord agrees to abate the rent for the entire Premises each day of the delay.

5.
Condition of Premises.  Great Basin will accept the expansion area AS-IS.  Landlord will deliver HVAC in good working order; however, Landlord will not pay for any repairs, changes or updates to the existing system if required by Tenant’s tenant improvement plan.  Notwithstanding the preceding, Landlord agrees to grant Tenant the same reps and warranties found in Section 36 of the primary lease for this expanded lease premises.

6.	Monthly Base Rent. Effective on April 16, 2016, Monthly Base Rent for the total Premises shall be according to the following schedule:

Great Basin Original Rent Schedule
Period	Space (sf)	Rate psf	Monthly Rent	Mo.	Period Rent
12/1/15 - 11/30/16	13,339	$16.63	$18,485.63	12	$221,827.57
12/1/16 - 11/30/17	13,339	$17.13	$19,040.20	11	$209,442.20
12/1/17 - 11/30/18	13,339	$17.64	$19,611.41	11	$215,725.46
12/1/18 - 11/30/19	13,339	$18.17	$20,199.75	11	$222,197.23
12/1/19 - 11/30/20	13,339	$18.72	$20,805.74	12	$249,668.88
12/1/20 - 04/30/21	13,339	$19.28	$21,429.91	5	$107,149.56

Great Basin Expansion Rent Schedule
Period	Space (sf)	Rate psf	Monthly Rent	Mo.	Period Rent
4/16/16 - 11/30/16	22,201	$16.81	$31,099.90	7.5	$233,249.26
12/1/16 - 11/30/17	22,201	$17.38	$32,154.45	12	$385,853.38
12/1/17 - 11/30/18	22,201	$17.97	$33,246.00	12	$398,951.97
12/1/18 - 11/30/19	22,201	$18.57	$34,356.05	12	$412,272.57
12/1/19 - 11/30/20	22,201	$19.19	$35,503.10	12	$426,037.19
12/1/20 - 08/31/21	22,201	$19.77	$36,568.19	9	$329,113.73

Great Basin Blended Rent Schedule
Period	Space (sf)	Rate psf	Monthly Rent	Mo.	Period Rent
4/16/16 - 11/30/16	35,540	$16.74	$49,585.53	7.5	$371,891.49
12/1/16 - 11/30/17	35,540	$17.29	$51,194.65	12	$614,335.78
12/1/17 - 11/30/18	35,540	$17.85	$52,857.40	12	$634,288.84
12/1/18 - 11/30/19	35,540	$18.42	$54,555.80	12	$654,669.55
12/1/19 - 11/30/20	35,540	$19.01	$56,308.84	12	$675,706.07
12/1/20 - 08/31/21	35,540	$19.58	$57,998.10	9	$521,982.94

Tenant shall receive the following free rent:
Month 13	$32,154.45
Month 35	$34,356.05
Month 48	$34,356.05

7.	Use. Use of the Premises shall be general office and lab. Tenant’s use shall be permitted by Salt Lake City building code and also a permitted use by the zoning code.

8.	Security Deposit. Landlord currently has on file a security deposit of $69,785.00. An additional sum of $59,548.07 shall be deposited upon the execution of this Second Amendment.

9.
Right of Offer.  Landlord agrees to grant Tenant a right of offer (“ROFO”), subject to existing rights or options, on space that becomes vacant on the 3rd floor. This ROFO does not apply to space that is currently occupied at the time of this lease but only to space that become vacant during Tenant’s lease term.  Prior to putting the vacant space on the market, Landlord will offer it to Tenant and Tenant shall have 7 business days to decide to either lease it or pass.  If Tenant elects to take the space, the parties agree to enter into an amendment within 30 days of Tenant’s election to lease the space.  If Tenant passes on the space or fails to respond in the time allotted, Landlord will be free to lease to a third party.

10.	Give Back of Space. Effective on April 16, 2016, Tenant will give back to Landlord suite 550 containing 2,294 RSF. (See Exhibit A-2)

11.
Binding.   The Lease, as amended, shall continue in full force and effect, subject to the terms and provisions thereof and hereof.  In the event of any conflict between the terms of the Lease and the terms of this Second Amendment, the terms of this Second Amendment shall control.  This Second Amendment shall be binding upon and inure to the benefit of Landlord, Tenant and their respective successors and permitted assigns.

12.
Broker.   Landlord & Tenant represent that except for Newmark Grubb ACRES and Internet Properties (the "Brokers"), Tenant has not dealt with any real estate broker, salesperson or finder in connection with this Second Amendment, and no other such person initiated or participated in the negotiation of this Second Amendment or is entitled to any commission in connection herewith.  Tenant and Landlord hereby agrees to indemnify, defend and hold each other, its property manager and their respective employees harmless from and against any and all liabilities, claims, demands, actions, damages, costs and expenses (including attorney's fees) arising from either (a) a claim for a fee or commission made by any broker, other than the Brokers, claiming to have acted by or on behalf of Tenant in connection with this Second Amendment, or (b) a claim of, or right to lien under the statutes of Utah relating to real estate broker liens with respect to any such broker retained by Tenant.

13.	Full force and effect. All other terms and conditions of Lease shall remain in full force & effect.

IN WITNESS WHEREOF, Landlord and Tenant may execute this Lease in multiple original counterparts as of the day and year above written.

Landlord: Bay Pacific East South Temple, LLC	TENANT: Great Basin Scientific

By:	By: /s/ Ryan P. Ashton

Name:	Name: Ryan P. Ashton

Title:	Title: President, CEO

3RD FLOOR

South Temple
400 East
AVAILABLE
SUITE 345
7,684 RSF
LEASED
1,897 RSF
Suite 300
LEASED
1,709 RSF
AVAILABLE
SUITE 320
763 RSF
AVAILABLE
SUITE 342
1,784 RSF
LEASED
1,232 RSF
LEASED
1,582 RSF
AVAILABLE
SUITE 310
1,969 RSF
AVAILABLE
SUITE 311
1,644 RSF
LEASED
4,282 RSF
AVAILABLE
SUITE 312
1,353 RSF

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Exhibit A-1

EXPANSION PREMISES – 4th FLOOR

4TH FLOOR
South Temple
400 East
LEASED 8,397 RSF
LEASED 2,194 RSF
AVAILABLE SUITE 490 1,313 RSF
LEASED 2,484 RSF
Suite 420 6,088 RSF
SUITE 440 1,472 RSF
LEASED 6,088 RSF
SERVER
LEASED 1,699 RSF
LEASED 1,760 RSF
LEASED 1,022 RSF
LEASED 1,568 RSF
LEASED 1,594 RSF

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Exhibit A-2

GIVE BACK PREMISES – 5th FLOOR

LEASED
11,600 RSF
LEASED
2,801 RSF
LEASED
3,308 RSF
LEASED
8,704 RSF
LEASED
425 RSF
SUITE 550
LEASED
1,301 RSF
LEASED
1,279 RSF
STANDARD LIFE
3,747 RSF
SUITE 542
Give Back Space
Suite 550
2,294 RSF
420 EAST SOUTH TEMPLE
FIFTH LEVEL

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